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                               AMENDMENT NO. 7 TO
                      ORBCOMM SYSTEM PROCUREMENT AGREEMENT

       This Amendment No. 7 ("Amendment No. 7") to the ORBCOMM System Procurement Agreement is entered into as of 31st day of December, 1998 between ORBCOMM Global, L.P. ("ORBCOMM Global") and Orbital Sciences Corporation ("Orbital").

                                   WITNESSETH:

       WHEREAS, the parties previously entered into the ORBCOMM System Procurement Agreement dated September 12, 1995 (the "Procurement Agreement") and Amendments No. 1, No. 2, No. 3, No. 4, No. 5 and No. 6 thereto; and

       WHEREAS, the parties wish to set forth their agreement pertaining to an equitable price adjustment to the Procurement Agreement for changes made and associated costs incurred by Orbital under the Procurement Agreement October 1, 1997 to December 31, 1998.

       NOW, THEREFORE, the parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

       Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Procurement Agreement.

                             ARTICLE 2 - AMENDMENTS

       Section 2.1 Section 3.1(a) of the Procurement Agreement shall be amended to add a new subparagraph (v) immediately following subparagraph (iv) that reads as follows:

       "(v)   Price Adjustment Changes From
              October 1, 1997 To December 31, 1998
              Outside the General Scope of the Agreement"            $4,951,678


       Section 2.2 Section 3.1(a) of the Procurement Agreement shall be amended to delete the "TOTAL" price of $161,372,143 set forth therein and to replace it with the new "TOTAL" price of $166,323,821.

       Section 2.3 Section 4.1(b)(i) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

       "(i) Orbital shall be entitled to invoice ORBCOMM Global on a monthly basis for a maximum of 90% of its costs incurred during such month, other than costs associated with Sections 3.1(a)(iv), 3.1(a)(v), 3.1(c) and 3.1(d), plus to the extent permitted by Section 4.1(f), such portion of the cost in excess of the maximum

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       amount to be invoiced to ORBCOMM Global in accordance with such Section
       4.1(f) and not previously invoiced and paid; provided, however, that Orbital shall not be entitled to invoice ORBCOMM Global under Section 4.1(a) and this Section 4.1(b)(i) in a cumulative total amount greater than $125,884,929."

       Section 2.4 Section 4.4 of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

       "(i) Subject to the foregoing, Orbital shall be entitled to submit to ORBCOMM Global at the address below monthly invoices covering the amounts as described in Section 4.1(b)(i), invoices covering the amounts set forth in Sections 4.1(b)(ii) and 4.1(b)(iii) or invoices for Category A and Category B Milestone payments, in each case certified by the Vice President and Controller of Orbital or by any other officer designated by the Vice President and Controller of Orbital in the form provided for in
       Schedule 4.4. Subject to the provisions of Section 4.3, ORBCOMM Global shall pay such invoices within thirty (30) days from the date of their receipt:

                         ORBCOMM Global, L.P.
                         Attn:  Controller
                         2455 Horse Pen Road, Suite 100
                         Herndon, Virginia  20171

       (ii) Notwithstanding anything in this Section 4 to the contrary, ORBCOMM Global agrees to pay to Orbital the principal amount of $48,773,822 for work performed from October 1, 1997 to December 31, 1998 but not yet invoiced, which amounts include the costs set forth in Section 3.1(a)(v), on the earlier of

            (a) within thirty (30) days from the date of receipt of invoice;
            (b)         December 31, 1999; or
            (c) five (5) days after receipt of net proceeds by ORBCOMM Global of at least $100,000,000 from any equity issuance (excluding stock options) or debt financings of ORBCOMM Global or ORBCOMM Corporation."

                            SECTION 3 - MISCELLANEOUS

       Section 3.1 This Amendment No. 7 shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without giving effect to the provisions, policies or principles thereof related to choice or conflict of laws.

       Section 3.2 No changes to the Procurement Agreement are authorized hereby except as otherwise specified in this Amendment No. 7.

       IN WITNESS WHEREOF, the parties have executed this Amendment No. 7 as of the day and year first above written.

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                                 ORBCOMM GLOBAL, L.P.

                                 By:
                                    -------------------------------------------
                                    Name:  Scott L. Webster
                                    Title: Chairman and Chief Executive Officer

                                 ORBITAL SCIENCES CORPORATION

                                 By:
                                    -------------------------------------------
                                    Name:  Jeffrey V. Pirone
                                    Title: Executive Vice President and
                                           Chief Financial Officer